                                                                   EXHIBIT 10(e)

            SERVICE REQUEST



                   PLATINUM
---------------------------
               INVESTOR(SM)
---------------------------
      AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------------------------------------------

PLATINUM INVESTOR--FIXED OPTION                                 MFS Variable Insurance Trust
                                                                ----------------------------
.. Division 125 - AGL Declared Fixed Interest Account
                                                                . Division 239 - MFS Capital Opportunities
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                . Division 134 - MFS Emerging Growth
AIM Variable Insurance Funds
----------------------------                                    . Division 240 - MFS New Discovery

.. Division 126 - AIM V.I. International Growth                  . Division 238 - MFS Research

.. Division 127 - AIM V.I. Premier Equity                        Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
American Century Variable Portfolios, Inc.
------------------------------------------                      . Division 241 - Mid-Cap Growth

.. Division 224 - VP Value                                       PIMCO Variable Insurance Trust
                                                                ------------------------------
Ayco Series Trust
-----------------                                               . Division 243 - PIMCO Real Return

.. Division 228 - Ayco Growth                                    . Division 242 - PIMCO Short-Term

Credit Suisse Trust                                             . Division 244 - PIMCO Total Return
-------------------
                                                                Putnam Variable Trust
.. Division 247 - Small Cap Growth                               ---------------------

Dreyfus Investment Portfolios                                   . Division 137 - Putnam VT Diversified Income
-----------------------------
                                                                . Division 138 - Putnam VT Growth and Income
.. Division 229 - MidCap Stock
                                                                . Division 139 - Putnam VT Int'l Growth and Income
Dreyfus Variable Investment Fund
--------------------------------                                SAFECO Resource Series Trust
                                                                ----------------------------
.. Division 132 - Quality Bond
                                                                . Division 140 - Equity
.. Division 133 - Small Cap
                                                                . Division 141 - Growth Opportunities
Fidelity Variable Insurance Products Fund
-----------------------------------------                       SunAmerica Series Trust
                                                                -----------------------
.. Division 233 - VIP Asset Manager
                                                                . Division 253 - Aggressive Growth
.. Division 232 - VIP Contrafund
                                                                . Division 252 - SunAmerica Balanced
.. Division 230 - VIP Equity-Income
                                                                The Universal Institutional Funds, Inc.
.. Division 231 - VIP Growth                                     ---------------------------------------

Franklin Templeton Variable Insurance Products Trust            . Division 135 - Equity Growth
----------------------------------------------------
                                                                . Division 136 - High Yield
.. Division 248 - Franklin U.S. Government
                                                                VALIC Company I
.. Division 249 - Mutual Shares Securities                       ---------------

.. Division 250 - Templeton Foreign Securities                   . Division 128 - International Equities

Janus Aspen Series                                              . Division 129 - Mid Cap Index
------------------
                                                                . Division 130 - Money Market I
.. Division 236 - Aggressive Growth
                                                                . Division 225 - Nasdaq-100 Index
.. Division 234 - International Growth
                                                                . Division 227 - Science & Technology
.. Division 235 - Worldwide Growth
                                                                . Division 226 - Small Cap Index
J.P. Morgan Series Trust II
---------------------------                                     . Division 131 - Stock Index

.. Division 237 - JPMorgan Small Company                         Vanguard Variable Insurance Fund
                                                                --------------------------------

                                                                . Division 245 - High Yield Bond

                                                                . Division 246 - REIT Index

                                                                Van Kampen Life Investment Trust
                                                                --------------------------------
                                                                . Division 142 - Growth & Income


L 8993 Rev 0302

[LOGO] AMERICAN                                                                                              VARIABLE UNIVERSAL LIFE
         | GENERAL                                                                                         INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
Member of American International Group, Inc.           (888) 325-9315 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (877) 445-3098
------------------------------------------------------------------------------------------------------------------------------------
  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED: ____________________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner (if other than insured):__________________________________
    COMPLETE THIS SECTION FOR     | Address:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
-----------------------------------------------------------------------------------------------------------------------------------
  [_]  NAME                    2. | Change Name Of: (Circle One)   Insured    Owner   Payor   Beneficiary
       CHANGE                     |
                                  | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
Complete this section if the name | __________________________________________________    _________________________________________
of the Insured, Owner, Payor or   |
 Beneficiary has changed. (Please | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
 note, this does not change the   |
    Insured, Owner, Payor or      |
   Beneficiary designation)       |
------------------------------------------------------------------------------------------------------------------------------------
  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | (125) - AGL Declared Fixed                       Neuberger Berman Advisers Management Trust
       PERCENTAGES                |         Interest Account          _____% _____%  ------------------------------------------
                                  |                                                  (241) Mid-Cap Growth             _____%  _____%
 Use this section to indicate     | AIM Variable Insurance Funds
    how premiums or monthly       | ----------------------------                     PIMCO Variable Insurance Trust
    deductions are to be          | (126) AIM V.I. International                     ------------------------------
 allocated. Total allocation in   |       Growth                      _____% _____%  (243) PIMCO Real Return          _____%  _____%
    each column must equal        | (127) AIM V.I. Premier Equity     _____% _____%  (242) PIMCO Short-Term           _____%  _____%
        100%; whole               |                                                  (244) PIMCO Total Return         _____%  _____%
       numbers only.              | American Century Variable Portfolios, Inc.
                                  | ------------------------------------------       Putnam Variable Trust
                                  | (224) VP Value                    _____% _____%  ---------------------
                                  |                                                  (137) Putnam VT Diversified
                                  | Ayco Series Trust                                      Income                     _____%  _____%
                                  | -----------------                                (138) Putnam VT Growth and
                                  | (228) Ayco Growth                 _____% _____%        Income                     _____%  _____%
                                  |                                                  (139) Putnam VT Int'l Growth
                                  | Credit Suisse Trust                                    and Income                 _____%  _____%
                                  | -------------------
                                  | (247) Small Cap Growth            _____% _____%  SAFECO Resource Series Trust
                                  |                                                  ----------------------------
                                  | Dreyfus Investment Portfolios                    (140) Equity                     _____%  _____%
                                  | -----------------------------                    (141) Growth Opportunities       _____%  _____%
                                  | (229) MidCap Stock
                                  |                                                  SunAmerica Series Trust
                                  | Dreyfus Variable Investment Fund                 -----------------------
                                  | --------------------------------                 (253) Aggressive Growth          _____%  _____%
                                  | (132) Quality Bond                _____% _____%  (252) SunAmerica Balanced        _____%  _____%
                                  | (133) Small Cap                   _____% _____%
                                  |                                                  The Universal Institutional Funds, Inc.
                                  | Fidelity Variable Insurance Products Fund        ---------------------------------------
                                  | -----------------------------------------        (135) Equity Growth              _____%  _____%
                                  | (233) VIP Asset Manager           _____% _____%  (136) High Yield                 _____%  _____%
                                  | (232) VIP Contrafund              _____% _____%
                                  | (230) VIP Equity Income           _____% _____%  VALIC Company I
                                  | (231) VIP Growth                  _____% _____%  ---------------
                                  |                                                  (128) International Equities     _____%  _____%
                                  | Franklin Tempelton Variable Insurance            (129) Mid Cap Index              _____%  _____%
                                  | Products Trust                                   (130) Money Market I             _____%  _____%
                                  | --------------                                   (225) Nasdaq-100 Index           _____%  _____%
                                  | (248) Franklin U.S. Government    _____% _____%  (227) Science & Technology       _____%  _____%
                                  | (249) Mutual Shares Securities    _____% _____%  (226) Small Cap Index            _____%  _____%
                                  | (250) Templeton Foreign Securities_____% _____%  (131) Stock Index                _____%  _____%
                                  |
                                  | Janus Aspen Series                               Vanguard Variable Insurance Fund
                                  | ------------------                               --------------------------------
                                  | (236) Aggressive Growth           _____% _____%  (245) High Yield Bond            _____%  _____%
                                  | (234) International Growth        _____% _____%  (246) REIT Index                 _____%  _____%
                                  | (235) Worldwide Growth            _____% _____%
                                  |                                                  Van Kampen Life Investment Trust
                                  | J.P. Morgan Series Trust II                      --------------------------------
                                  | ---------------------------                      (142) Growth & Income            _____%  _____%
                                  | (237) JPMorgan Small Company      _____% _____%
                                  |                                                  Other: _________________________ _____%  _____%
                                  | MFS Variable Insurance Trust                     ______                            100%    100%
                                  | ----------------------------
                                  | (239) MFS Capital Opportunities   _____% _____%
                                  | (134) MFS Emerging Growth         _____% _____%
                                  | (240) MFS New Discovery           _____% _____%
                                  | (238) MFS Research                _____% _____%
------------------------------------------------------------------------------------------------------------------------------------
L 8993 REV 0302                                                PAGE 2 OF 5

------------------------------------------------------------------------------------------------------------------------------------
  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a Bank
  Use this section to change the  |                                                                Draft Authorization Form and
 billing frequency and/or method  |                                                                        "Void" Check
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
-----------------------------------------------------------------------------------------------------------------------------------
  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for S25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
------------------------------------------------------------------------------------------------------------------------------------
  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division and transferred to the following Divisions:
be deducted periodically from the |
  Money Market I Division and     | AIM Variable Insurance Funds                    Neuberger Berman Advisers Management Trust
 placed in one or more of the     | -----------------------------                   ------------------------------------------
   Divisions listed. The AGL      | (126) AIM V.I. International Growth  $________  (241) Mid-Cap Growth                   $________
Declared Fixed Interest Account   | (127) AIM V.I. Premier Equity        $________
is not available for Dollar Cost  |                                                 PIMCO Variable Insurance Trust
Averaging. Please refer to the    | American Century Variable Portfolios, Inc.      ------------------------------
 prospectus for more information  | ------------------------------------------      (243) PIMCO Real Return                $________
   on the Dollar Cost Averaging   | (224) VP Value                       $________  (242) PIMCO Short-Term                 $________
            Option.               |                                                 (244) PIMCO Total Return               $________
                                  | Ayco Series Trust
                                  | -----------------                               Putnam Variable Trust
                                  | (228) Ayco Growth                    $________  ---------------------
                                  |                                                 (137) Putnam VT Diversified Income     $________
                                  | Credit Suisse Trust                             (138) Putnam VT Growth and Income      $________
                                  | -------------------                             (139) Putnam VT Int'l
                                  | (247) Small Cap Growth               $________        Growth and Income                $________
                                  |
                                  | Dreyfus Investment Portfolios                    SAFECO Resource Series Trust
                                  | -----------------------------                    ----------------------------
                                  | (229) MidCap Stock                   $________   (140) Equity                          $________
                                  |                                                  (141) Growth Opportunities            $________
                                  | Dreyfus Variable Investment Fund
                                  | --------------------------------                 SunAmerica Series Trust
                                  | (132) Quality Bond                   $________   -----------------------
                                  | (133) Small Cap                      $________   (253) Aggressive Growth               $________
                                  |                                                  (252) SunAmerica Balanced             $________
                                  | Fidelity Variable Insurance Products Fund
                                  | -----------------------------------------        The Universal Institutional Funds, Inc.
                                  | (233) VIP Asset Manager                          ---------------------------------------
                                  | (232) VIP Contrafund                 $________   (135) Equity Growth                   $________
                                  | (230) VIP Equity-Income              $________   (136) High Yield                      $________
                                  | (231) VIP Growth                     $________
                                  |                                                  VALIC Company I
                                  | Franklin Templeton Variable Insurance            ---------------
                                  | -------------------------------------            (128) International Equities          $________
                                  | Products Trust                                   (129) Mid Cap Index                   $________
                                  | --------------                                   (225) Nasdaq-100 Index                $________
                                  | (248) Franklin U.S. Government       $________   (227) Science & Technology            $________
                                  | (249) Mutual Shares Securities       $________   (226) Small Cap Index                 $________
                                  | (250) Templeton Foreign Securities   $________   (131) Stock Index                     $________
                                  |
                                  | Janus Aspen Series                               Vanguard Variable Insurance Fund
                                  | ------------------                               --------------------------------
                                  | (236) Aggressive Growth              $________   (245) High Yield Bond                 $________
                                  | (234) International Growth           $________   (246) REIT Index                      $________
                                  | (235) Worldwide Growth               $________
                                  |                                                  Van Kampen Life Investment Trust
                                  | J.P. Morgan Series Trust II                      --------------------------------
                                  | ---------------------------                      (142) Growth & Income                 $________
                                  | (237) JPMorgan Small Company         $________
                                  |                                                  Other: _________________________      $________
                                  | MFS Variable Insurance Trust                     ------
                                  | ----------------------------
                                  | (239) MFS Capital Opportunities      $________
                                  | (134) MFS Emerging Growth            $________
                                  | (240) MFS New Discovery              $________
                                  | (238) MFS Research                   $________
------------------------------------------------------------------------------------------------------------------------------------
L 8993 Rev0302                                                PAGE 3 OF 5

------------------------------------------------------------------------------------------------------------------------------------
  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (Division Name or Number)                        (Division Name or Number)
      for or make changes to      |
   Automatic Rebalancing of the   | _______%: ___________________________________        _______%: ________________________________
 variable divisions. Please refer | _______%: ___________________________________        _______%: ________________________________
    to the prospectus for more    | _______%: ___________________________________        _______%: ________________________________
   information on the Automatic   | _______%: ___________________________________        _______%: ________________________________
       Rebalancing Option.        | _______%: ___________________________________        _______%: ________________________________
  This option is not available    | _______%: ___________________________________        _______%: ________________________________
 while the Dollar Cost Averaging  | _______%: ___________________________________        _______%: ________________________________
       Option is in use.          | _______%: ___________________________________        _______%: ________________________________
                                  | _______%: ___________________________________        _______%: ________________________________
                                  | _______%: ___________________________________        _______%: ________________________________
                                  |
                                  |
                                  | ________  Initial Here to Revoke automatic rebalancing election.
-----------------------------------------------------------------------------------------------------------------------------------
  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone Instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for or revoking current | Initial the designation you prefer:
     telephone privileges.        |
                                  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) AND Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any person designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted
                                  | upon in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my policy and its
                                  | related prospectus. This authorization will remain in effect until my written notice of its
                                  | revocation is received by AGL at the address printed on the top of this service request form.
                                  |
                                  | _______Initial Here To Revoke Telephone privilege authorization.
------------------------------------------------------------------------------------------------------------------------------------
 [_]  CORRECT AGE              9. | Name of Insured for whom this correction is submitted:_______________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
------------------------------------------------------------------------------------------------------------------------------------
 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to ____________________________.
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to ____________________________.
Withdrawals from the AGL Declared |
   Fixed Interest Account are     | Transfer $_______ or _______% from ____________________________ to ____________________________.
  limited to 60 days after the    |
policy anniversary and to no more | Transfer $_______ or _______% from ____________________________ to ____________________________.
 than 25% of the total unloaned   |
value of the AGL Declared Fixed   | Transfer $_______ or _______% from ____________________________ to ____________________________.
Interest Account on the policy    |
anniversary. If a transfer causes | Transfer $_______ or _______% from ____________________________ to ____________________________.
  the balance in any division to  |
  drop below $500, AGL reserves   | Transfer $_______ or _______% from ____________________________ to ____________________________.
      the right to transfer       |
 the remaining balance. Amounts   | Transfer $_______ or _______% from ____________________________ to ____________________________.
    to be transferred should be   |
indicated in dollar or percentage | Transfer $_______ or _______% from ____________________________ to ____________________________.
    amounts, maintaining          |
   consistency throughout.        | Transfer $_______ or _______% from ____________________________ to ____________________________.
                                  |
------------------------------------------------------------------------------------------------------------------------------------
L 8993 Rev0302                                                      PAGE 4 OF 5

------------------------------------------------------------------------------------------------------------------------------------
 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
                                  | ________________________________________________________________________________________________
                                  |
------------------------------------------------------------------------------------------------------------------------------------
 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
------------------------------------------------------------------------------------------------------------------------------------
 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_________________________________this___________day of____________________,__________
                                  |         CITY STATE
                                  |
                                  |
                                  |
                                  |
                                  |
                                  |
                                  |
                                  |
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
------------------------------------------------------------------------------------------------------------------------------------
L 8993 Rev0302                                                 PAGE 5 OF 5